EXHIBIT 10.2

EXECUTION COPY

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) is made this 22 day of February, 2024, by and between CASTELLUM, INC., a Nevada corporation (“Castellum”), SPECIALTY SYSTEMS, INC., a New Jersey corporation (“Specialty Systems”), CORVUS CONSULTING, LLC, a Delaware limited liability company d/b/a Corvus Defense Consulting LLC (“Corvus”), MAINNERVE FEDERAL SERVICES, INC., a Delaware corporation (“Mainnerve”), and GLOBAL TECHNOLOGY AND MANAGEMENT RESOURCES, INC., a Maryland corporation (“GTMR” and, together with Castellum, Specialty Systems, Corvus, and Mainnerve, individually or collectively, as the context may require, the “Borrower”); and LIVE OAK BANKING COMPANY, a North Carolina banking company (“Lender”).

RECITALS

WHEREAS, the Borrower has requested and the Lender has agreed, subject to the terms and conditions hereinafter set forth, to make available to Borrower a revolving line of credit facility, the outstanding principal balance of which shall at no time exceed Four Million and 00/100 Dollars ($4,000,000.00) (the “Credit Facility”); and

WHEREAS, as one of the conditions for the aforementioned Credit Facility, Lender has required the Borrower to grant Lender a security interest in all of Borrower’s business assets including, but not limited to its “Accounts”, as such term is hereafter defined.

NOW THEREFORE for and in consideration of the sum of Ten Dollars ($10.00) in hand paid and such other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Borrower and Lender hereby agree as follows:

ARTICLE I
GENERAL DEFINITIONS

Section 1.1    Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth in this Section 1.1:

    “Account” shall have the meaning attributed to such term in the UCC, and shall also include any right to payment of a monetary obligation, whether or not earned by performance, due or to become due, including without limitation any receivable, Contract Right, note, draft, instrument, acceptance, chattel paper, lease, or other writing or open account resulting from the sale, lease, license, assignment or other disposal of Property by Borrower, or from services rendered or to be rendered by Borrower.

    “Account Debtor” shall mean any Person who is, or who may become, obligated to Borrower on, under or on account of any Account, Contract Right, chattel paper or general intangible.

“Accounts Payable and Accounts Receivable Aging Report” shall be as defined in Schedule A.

“Advance” shall mean each advance of all or any portion of funds under the Credit Facility made by Lender to Borrower pursuant to Article II of this Agreement.

    “Affiliate” shall mean any Person, which, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the Borrower. As used herein, the term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

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“Annual Tax Liability” shall have the meaning set forth in Section 7.8 of this Agreement.

“Availability Limit” shall be as defined in Schedule A.

“Bonded Account” shall be as defined in Schedule A.

“Borrower” means, individually and collectively, CASTELLUM, INC., a Nevada corporation, SPECIALTY SYSTEMS, INC., a New Jersey corporation, CORVUS CONSULTING, LLC, a Delaware limited liability company d/b/a Corvus Defense Consulting LLC, MAINNERVE FEDERAL SERVICES, INC., a Delaware corporation, and GLOBAL TECHNOLOGY AND MANAGEMENT RESOURCES, INC., a Maryland corporation.

“Borrower Prepared Financial Statements” shall be as defined in Schedule A.

“Borrowing Base” shall be as defined in Schedule A.

“Borrowing Base Report” shall be as defined in Schedule A.

“Business Day” shall mean any day, excluding Saturday, Sunday and any other day which is a legal holiday under the laws of the State of North Carolina or is a day on which banking institutions located in the State of North Carolina are required by law to close.

“Business Debt Schedule” shall be as defined in Schedule A.

“Change in Control” with respect to any Person shall mean, (1) in the case of Specialty Systems, Corvus, Mainnerve, GTMR and any subsequent Affiliate of Borrower (or any of them) that becomes party to this Agreement and is a direct or indirect subsidiary of Castellum, any change in the ownership of such Person such that the voting securities of such Person are not 100% owned, directly or indirectly, by Castellum, and (2) in the case of Castellum, a Person or group (within the meaning of Rules 13d-3 and 13d-5 of the Exchange Act) not currently owning voting securities in Castellum as of the Closing Date (a) shall have acquired, directly or indirectly, beneficial ownership of 50% or more on a fully diluted basis of the voting or economic interest in the voting securities of Castellum or (b) shall have obtained the power to elect a majority of the board of directors (or, if none, the officers) of Castellum.

“Closing” shall mean the consummation of the transactions contemplated by this Agreement.

“Closing Date” shall mean February 22, 2024.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Collateral” means all of Borrower’s Accounts, chattel paper, money, motor vehicles, motor vehicle replacement parts, motor vehicle trailers, watercraft, accounts receivable, goods, equipment, documents, inventory, instruments, general intangibles, and Intellectual Property; whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all books and records of any kind in relation to any of the foregoing; all proceeds relating to any of the foregoing (including, but not limited to insurance, general intangibles and other accounts proceeds) and the proceeds thereof. In addition to, and not in limitation of, the foregoing, Collateral shall include all “accounts”, “chattel paper”, “commercial tort claims”, “deposit accounts”, “documents”, “equipment”, “inventory”, “fixtures”, “farm products”, “as-extracted collateral”, “general intangibles” (including all “payment intangibles”), “goods”, “instruments”, “investment property”, “supporting obligations”, “software”, “health-care insurance receivables”, “letter of credit rights”, and “money” as such terms are defined under Article 9 of the UCC (hereafter defined), and any proceeds of the foregoing.

“Collateral Access Agreement” means a landlord waiver, mortgagee waiver, bailee letter or similar acknowledgment of any lessor, warehouseman or processor in possession of any Collateral or on whose property any Collateral is located in form and substance reasonably satisfactory to Lender.

“Commercial Account” shall be as defined in Schedule A.
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“Compliance Certificate” shall mean a compliance certificate, in the form attached hereto as Exhibit B, executed by the Responsible Officer of Borrower, certifying to Lender that, as of the date of each such certificate, Borrower was in full compliance with all of the terms and conditions of this Agreement

“Contracts” means, collectively, all contracts giving rise to Accounts of Borrower.

    “Contract Right” means any right of the Borrower to payment under a Contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

    “Cooperation Agreement” means Lender’s standard form Cooperation Agreement, to be executed and delivered by Borrower as a condition to Closing.

    “CPA Audited Financial Statements” shall be as defined in Schedule A.

“Credit Facility” shall have the meaning set forth in Section 2.1 of this Agreement.

“Debt” as applied to a Person as of any date, shall mean, without duplication: (a) obligations arising from the lending of money by any Person to Borrower; (b) obligations, whether or not in any such case arising from the lending by any Person of money to Borrower, (i) represented by notes payable or drafts accepted that evidence extensions of credit, (ii) which constitute obligations evidenced by bonds, debentures, notes or other similar instruments, or (iii) upon which interest charges are customarily paid (other than accounts payable) or that were issued or assumed as full or partial payment for Property; (c) obligations that constitute a capitalized lease obligation; (d) reimbursement obligations with respect to letters of credit or guarantees of letters of credit; and (e) obligations of Borrower under any guaranty of obligations that would constitute obligations arising from the lending of money by any Person to Borrower under clauses (i) through (iii) hereof, if owed directly by Borrower.

“Default” shall mean a condition or event, the occurrence of which would, with the giving of notice or lapse of time, or both, become an Event of Default, unless cured or waived pursuant to the terms hereof.

“Default Interest Rate” shall have the meaning set forth in Section 2.16 of this Agreement.

“Deferred Income Report” shall be as defined in Schedule A

“Deposit Account Control Agreement” means a control agreement satisfactory to Lender executed by an institution maintaining a deposit account for Borrower, to perfect Lender’s Lien on such account.

“Distribution(s)” means any dividend, distribution, or other similar payment, whether in cash, property, securities, by reduction of capital or otherwise (including any combination of the foregoing), by Borrower with respect to any membership interests, units or other ownership interests of Borrower, whether now or hereafter outstanding.

“Effective Date” means the date on which this Agreement becomes effective in accordance with Section 10.11.

“Eligible Accounts” shall be as defined in Schedule A.

“Eligible Commercial Account” shall be as defined in Schedule A.

“Eligible Federal Prime Account” shall be as defined in Schedule A.

“Eligible Federal Subcontract Account” shall be as defined in Schedule A.

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“Environmental Laws” shall have the meaning set forth in Section 5.1.10(a) of this Agreement.

“ERISA” shall have the meaning set forth in Section 5.1.13 of this Agreement.

“Event of Default” shall have the meaning set forth in Section 9.1 of this Agreement.

    “Fees” shall be as defined in Schedule A.

“Field Exam” shall be as defined in Schedule A.

“Financial Covenants” shall be as defined in Schedule A.

“Financial Statements” shall have the meaning set forth in Section 3.3.5 of this Agreement.

“Fiscal Year” shall mean Borrower’s Fiscal Year.

“GAAP” shall refer to the generally accepted accounting principles in the United States of America, as established by the American Institute of Certified Public Accountants, in effect from time to time.

“Government Account” shall be as defined in Schedule A.

“Governmental Authority” means any federal, state, local, foreign or other governmental administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission or other similar dispute resolving panel or body.

“Government Contract” shall be as defined in Schedule A.

“Ineligible Accounts” shall be as defined in Schedule A.

“Intellectual Property” means any patent, copyright, trademark, trade name, service mark, service name, brand mark, brand name, logo, corporate name, Internet domain name or industrial design, any registrations thereof and pending applications therefor (to the extent applicable), any other intellectual property right (including, without limitation, any know-how, trade secret, trade right, formula, conditional or proprietary report or information, customer or membership list, any marketing data, and any computer program, software, database or data right), and license or other contract (including without limitation license(s) to use specific telephone numbers and/or radio channels/frequencies) relating to any of the foregoing, and any goodwill associated with any business owning, holding or using any of the foregoing.

“Liabilities” means all past, present and future loans and advances and all other extensions of credit, or other financial accommodations of whatever type made, issued or extended by the Lender to or for the account or benefit of the Borrower, all indebtedness and obligations of any kind, including, without limitation, expenses and fees of the Borrower to the Lender whether absolute or contingent, matured or unmatured, direct or indirect, sole, joint, several or joint and several, similar or dissimilar, related or unrelated, due or to become due or hereinbefore contracted or acquired, and all extensions, alterations, modifications, revisions and renewals of any of the foregoing; all costs and fees incurred by the Lender to obtain, administer, preserve and enforce any security interest or lien granted in connection with any of the foregoing, to collect all of the foregoing liabilities and obligations, and to maintain and preserve all Collateral therefor (including without limitation costs incurred for taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and legal expenses, rent, storage costs and expenses of sale); and interest on the foregoing amounts, at the rates agreed between the Lender and the Borrower or, if no such agreement is made, at the maximum rate provided for in this Loan.

“Lien” shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term “Lien” shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, pledge, charge, security interest and other title exceptions and encumbrances of any kind affecting the Property. For purposes of this Agreement, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a condition sale
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agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

“Loan Documents” means this Agreement, Schedule A, the Note, the Deposit Account Control Agreement, the Cooperation Agreement, and any and all other agreements, instruments, and documents heretofore, now or hereafter executed by Borrower, or any third party and delivered to Lender in respect of the transactions contemplated by this Agreement, including, without limitation, any and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Liabilities.

“Note” shall mean the Revolving Line of Credit Promissory Note dated of even date herewith, made by Borrower payable to the order of Lender, in the stated principal amount of FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00), in substantially the form attached hereto as Exhibit A and incorporated by this reference herein.

“Note Rate” shall mean the Note Rate set forth in the Note.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control, and any successor thereto.

“Organizational Documents” means (a) the articles or certificate of incorporation and the by-laws or code of regulations of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the articles or certificate of formation and operating agreement of a limited liability company; (e) any other document performing a similar function to the documents specified in clauses (a), (b), (c) and (d) adopted or filed in connection with the creation, formation or organization of a Person; and (f) any and all amendments to any of the foregoing.

“PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act of 2001), as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

“Payment Collateral Account” shall have the meaning set forth in Section 2.12(a) of this Agreement.

“Permitted Encumbrances” shall have the meaning set forth in Section 7.1 of this Agreement.

“Permitted Purposes” shall have the meaning set forth in Section 2.1 of this Agreement.

“Person” shall mean an individual, corporation, partnership, limited liability company, association, trust (including, without limitation, a land trust, common law trust or business trust), joint stock company, unincorporated organization or any other entity or organization, including, but not limited to, any government or political subdivision or any agency or instrumentality thereof.

“Projections” shall be as defined in Schedule A.

“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

“Renewal” shall have the meaning set forth in Section 2.13(b) of this Agreement.

“Renewal Term” shall have the meaning set forth in Section 2.13(b) of this Agreement.

“Required Information” shall be as defined in Schedule A.

“Responsible Officer” shall mean Mark Fuller, and such other officers as may have been so designated by the Borrower and reasonably approved by the Lender from time to time.

“Restricted Investment” shall mean any investment made in cash or by delivery of Property to any Person, whether by acquisition of stock, Debt or other obligation or security, or by loan, advance or
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capital contribution, or otherwise, or in any Property except the following: (a) Property to be used in the ordinary course of business; (b) cash and cash equivalents; (c) current assets arising from the sale of goods and services in the ordinary course of business of Borrower and its Affiliates (if any); or (d) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one (1) year from the date of acquisition thereof.

    “Revolving Loan Account” shall have the meaning set forth in Section 2.15.

“Sanctioned Country” means a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/eotffc/ofac/sanctions/index/html, or as otherwise published from time to time.

“Sanctioned Person” means (i) a Person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/eotffc/ofac/sdn/index/html, or as otherwise published from time to time, or (ii) (A) an agency of the government of a Sanctioned Country, (B) an organization controlled by a Sanctioned Country, or (C) a Person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.

“Schedule A” means Schedule A attached to this Loan Agreement, which is incorporated herein by this reference.

“Solvent” shall mean, with respect to any Person, as of any date of determination, that such Person: (a) owns Property whose fair saleable value is greater than the amount required to pay all of such Person’s Debt (including contingent debts), (b) is able to pay all of its Debt as such Debt matures and (c) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

“Subordination Agreement” means a Subordination and Standby Agreement in favor of Lender, in form and substance satisfactory to Lender.

“Subordinated Debt” shall mean all Debt of Borrower that is subject to a Subordination Agreement in favor of Lender.

“Term” shall have the meaning set forth in Section 2.13.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of North Carolina on the date of this Agreement, as the same may be amended and/or otherwise modified, including, without limitation, any revisions to Article 9 and other Articles of the UCC.

Section 1.2    Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared (except with respect to interim financial statements) in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent reviewed financial statements of the Borrower delivered to the Lender.

ARTICLE II
THE CREDIT FACILITY

Section 2.1    Revolving Credit Facility. Subject to the terms and conditions of, and in reliance upon the representations and warranties made in this Agreement and the other Loan Documents, in the absence of a Default or Event of Default, Lender agrees to make available to Borrower a revolving credit facility, the outstanding balance of which shall at no time exceed FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00) (“Credit Facility”). Funds advanced under the Credit Facility shall be evidenced by the Note hereinafter identified and shall be used solely for the purpose of (a) paying transaction fees incurred in connection with the Loan Documents, (b) refinancing a portion of Borrower’s Subordinated Debt (as agreed to by Lender), and (b) funding Borrower’s general working capital needs
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(collectively, the “Permitted Purposes”). The amount that Lender is required to Advance under the Credit Facility is subject to the Availability Limit.

Section 2.2    Revolving Credit Note. Borrower agrees to execute and deliver to Lender the Note, in the form attached hereto as Exhibit A, and the Lender is hereby authorized by the Borrower to record on any schedule attached to said Note or on its books and records, the date and amount of each and any Advance under the Credit Facility, the amount of each payment or prepayment of principal thereon, and any other information provided for on such schedule, which schedule or books and records, as the case may be, shall be conclusive and binding for all purposes absent manifest error in computation. Failure of the Lender to record any Advance or payment shall not relieve or release the Borrower of its obligation to repay all of the Liabilities. In addition, and upon request of the Lender, the Borrower shall execute and deliver to the Lender such additional promissory notes as the Lender shall deem necessary to evidence any one or more Advances under the Credit Facility.

Section 2.3    Advances. The Note evidences a revolving line of credit loan for eligible Advances to be made by Lender to Borrower pursuant to the terms of this Agreement for the Permitted Purposes. Lender shall make Advances to Borrower periodically during the Term, provided, that, Lender shall have determined that immediately after giving effect to a request for an Advance hereunder the aggregate principal amount of all Advances outstanding together with the principal amount of the requested Advance does not exceed the Availability Limit. Subject to the foregoing and in the absence of a default or an Event of Default, amounts advanced hereunder and subsequently repaid may, during the Term, be re-advanced.

Section 2.4    Advance Requests. Borrower may from time to time submit a written request to Lender for an Advance under the Credit Facility (each, an “Advance Request”). Each Advance Request shall:

(a)Specify the proposed date and amount of such proposed Advance, and shall include wiring instructions for the account(s) into which the proceeds of such Advance shall be deposited.

(b)Be accompanied by (i) a completed Borrowing Base Report, and (ii) a current Accounts Payable and Accounts Receivable Aging Report.

Section 2.5    Procedure for Advances.

        (a)    Subject to the terms and conditions set forth in this Agreement, and provided that no Default or Event of Default shall then exist, Lender hereby agrees to make Advance(s) to Borrower under the Credit Facility upon Lender’s receipt of an Advance Request, as hereinafter provided in this Section 2.5. Upon Lender’s receipt of an Advance Request made, or deemed to have been made, by Borrower, in accordance with Section 2.4 hereof, Lender shall have until the close of business on the Business Day immediately following Lender’s receipt of such Advance Request to disburse the proceeds of any such Advance so requested, in accordance with Section 2.6 of this Agreement; provided, that, such Advance Request shall be made, or shall be deemed to have been made, on or before 11:00 a.m. Eastern time on the Business Day immediately preceding the Business Day of the date of the Advance requested thereby; and provided further, that, an ACH may take one (1) additional Business Day to post.

        (b)    Notwithstanding, and without in any way limiting, the foregoing provisions of clause (a) of this Section 2.5, as an accommodation to Borrower, Lender may, in its sole discretion, permit Borrower to submit Advance Request(s), and any corresponding instructions, authorizations, agreements or reports to Lender, via electronic transmittal (i.e., by means of electronic communication reasonably acceptable to Lender, in its sole discretion). Lender shall have no liability to Borrower for any loss or damage suffered by Borrower, its employees, agents, members, or designees, as a result of, due to or arising in connection with Lender’s election to honor any Advance Request (including, without limitation, Lender’s execution of any instructions, authorizations or agreements or reliance upon any reports) communicated to Lender electronically and purporting to have been sent to Lender by Borrower,
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nor shall Lender have any duty to verify the origin of any such communication or the authority of the Person sending it.

Section 2.6    Disbursements of Advance Proceeds. Borrower hereby irrevocably authorizes Lender to disburse, for and on behalf of Borrower and for Borrower’s account, the proceeds of each Advance requested, or deemed to have been requested, by Borrower in accordance with Section 2.4 hereof, in all cases, in lawful money of the United States of America, in immediately available funds, as follows: (a) with respect to the initial Advance to Borrower hereunder, in accordance with the terms of a written disbursement letter from Borrower or, in the absence thereof, in the manner provided in clause (b) of this Section 2.6; and (b) with respect to each and any subsequent Advance(s) (if any) to Borrower, by wire transfer to such bank account(s) as may be agreed upon by Borrower and Lender from time to time (or elsewhere if requested by Borrower in writing to Lender, subject to Lender’s approval). Notwithstanding the foregoing provisions of this Section 2.6, and subject to any express provision to the contrary contained in this Agreement or any of the other Loan Documents, unless payment is otherwise timely made, the coming due of any amount required to be paid with respect to the Liabilities pursuant to this Agreement or any of the other Loan Document (whether as principal, accrued interest, fees, charges or any other amounts owed to Lender) shall be deemed to be a request by Borrower for an Advance hereunder (notwithstanding the absence of an Advance Request by Borrower as described in Section 2.4 hereof), on the due date thereof, and in the aggregate amount required to be paid, of such Liabilities, and Lender may disburse the proceeds of such Advance by way of direct payment of the relevant Liabilities and such Advance shall bear interest at the Default Rate specified in the Note.

Section 2.7    Repayment of Revolving Credit Commitment. Principal and interest due and payable under the Credit Facility shall be paid in accordance with the following:

(a)    Principal payable on account of the Note shall be payable by Borrower to Lender immediately upon the earliest to occur of the following: (i) the receipt by Borrower or Lender of proceeds of the Collateral, in the Payment Collateral Account or otherwise, following the occurrence of an Event of Default, (ii) an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of Borrower’s Liabilities due under the Credit Facility, or (iii) the termination of the Credit Facility in accordance with the provisions set forth in Section 2.13.

(b)    Interest accrued on the outstanding principal balance under the Revolving Credit Note shall be due on the earliest to occur of the following: (i) pursuant to and in accordance with the terms of the Note, the fifth (5th) day of each calendar month (for the immediately preceding calendar month) during the Term, computed through the last calendar day of the preceding calendar month, (ii) an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of Borrower’s Liabilities due under the Credit Facility, or (iii) the termination of the Credit Facility pursuant to Section 2.13.

    Section 2.8    Interest Rate. Absent an Event of Default, interest shall accrue on the principal amount of all Advances under the Credit Facility outstanding at the end of each day at the Note Rate specified in the Note.

    Section 2.9    Maturity Date. If not sooner paid, Borrower’s Liabilities under the Credit Facility shall be due and payable on the earlier of (i) the last day of the Term, or (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Liabilities.

    Section 2.10    Mandatory Credit Facility Repayments.

(a)    If, for any reason, any Advance by Lender to Borrower under the Credit Facility, individually or collectively, exceeds the Availability Limit, Lender may require Borrower to make such principal payment(s) as deemed necessary by Lender, to reduce the outstanding balance under the Note to the limit required by this Agreement.

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(b)    Unless otherwise agreed to in writing by Lender, if Borrower sells any of its Equipment or real Property to any Person other than Lender, or if any of the Collateral is lost, destroyed or taken by condemnation, Borrower shall make a mandatory prepayment to Lender of Borrower’s Liabilities, as and when received by Borrower, of a sum equal to the full amount of the proceeds (including, without limitation, any insurance payments in respect thereof) received by Borrower from such sale, loss, destruction or condemnation.

    Section    2.11    Fees. Borrower shall pay to Lender the Fees, pursuant to and in accordance with the provisions set forth in Schedule A.

    Section     2.12    Payment Collateral Account; Credit Balance.

(a)    At all times during the Term of this Agreement, Borrower shall open and maintain a depository account with Lender (the “Payment Collateral Account”). Borrower shall ensure that all proceeds collected under the Accounts, whether in the form of cash, checks or other demand remittances, are paid or otherwise transmitted to Lender for deposit in the Payment Collateral Account. At such intervals as Lender may deem appropriate following the occurrence of an Event of Default, Lender shall charge and apply the full amount then on deposit in the Payment Collateral Account established hereunder in reduction or payment of Borrower’s Revolving Loan Account, provided, however, that any such application shall be subject to the final payment in cash of all items theretofore credited to the Payment Collateral Account.

(b)    If, as the result of collections of Accounts as authorized under this Agreement, and after the application of such collections in accordance with clause (a) of this Section 2.12, a credit balance exists in the Payment Collateral Account, Lender will initiate a transfer to such bank account(s) as may be agreed upon by Borrower and Lender from time to time of such credit balance within 24 hours of its receipt of same, provided, that, no Default or Event of Default exists hereunder.

    Section     2.13    Term and Termination of Credit Facility; Renewal.

(a)    Subject to Lender’s right to cease making Advances to Borrower upon or after the occurrence of any Default or Event of Default, and subject to Lender’s right to make demand on Borrower, in accordance with Section 2.13(c), below, to pay Borrower’s Liabilities under the Credit Facility, in full, at any time, the term of the Revolving Credit Facility shall commence as of the Effective Date and shall continue thereafter for a period of twelve (12) months (“Initial Term”).

(b)    Without limiting the foregoing provisions set forth in clause (a) of this Section 2.13, provided that this Agreement shall then be in full force and effect, and that there shall exist no Default or Event of Default hereunder, Lender, in its sole discretion, may permit Borrower to renew the term of this Agreement (“Renewal”) for one (1) or more additional periods of a duration to be determined by Lender (each a “Renewal Term”), on such terms and conditions as Lender may require, in its sole and absolute discretion. Notwithstanding the foregoing, Lender shall have no obligation to permit a Renewal or to extend any other accommodations to Borrower. For all purposes of this Agreement, “Term” shall refer to the Initial Term and the Renewal Term(s), if any, subject to earlier termination in accordance with the provisions set forth in this Section 2.13.

(c)    Lender may terminate the Credit Facility, without notice, at any time, (i) upon or after the occurrence of an Event of Default, or (ii) upon ninety (90) days’ written demand to Borrower for payment of all Liabilities to Lender due under the Credit Facility.

(d)    Borrower may, at its option, terminate the Credit Facility, but only in its entirety, upon at least thirty (30) days’ prior written notice to Lender, which notice shall be irrevocable, unless otherwise agreed to by Lender in writing. Lender shall have no obligation to make any further Advances to Borrower hereunder after the termination date stated in Borrower’s notice of termination; provided however, that, notwithstanding any such notice of termination given by Borrower pursuant to this clause (d), this Agreement shall continue in full force and effect with
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respect to the Credit Facility until Borrower has paid to Lender all of the Liabilities due under the Credit Facility in immediately available funds.

(e)    In the event of the termination of the Credit Facility in accordance with the terms of this Section 2.13, all of Borrower’s Liabilities to Lender under the Credit Facility shall be immediately due and payable in full on and as of the termination date. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the Loan Documents shall survive any such termination of the Credit Facility; and, subject to Section 4.4.6 of this Agreement, Lender shall retain its Liens in the Collateral securing the same and all of its rights and remedies under the Loan Documents until Borrower has paid all Liabilities to Lender under the Credit Facility, in full, in immediately available funds, together with the applicable termination charge, if any.

    Section 2.14    Statements of Account. Lender will provide Borrower with a monthly statement of accounts, charges and payments made pursuant to the Credit Facility, and each such statement of accounts rendered by Lender shall be deemed final, binding and conclusive upon Borrower unless Lender is notified by Borrower in writing to the contrary within thirty (30) days of the date each accounting is mailed to Borrower or the date posted electronically on a portal interface available to Borrower. Such notice shall only be deemed an objection to those items specifically objected to therein.

    Section 2.15    Revolving Loan Account. Lender shall establish and maintain, in accordance with its usual and customary practice, on its books and records a loan account evidencing all Liabilities to Lender outstanding from time to time under the Credit Facility (“Revolving Loan Account”) to which Lender shall (i) debit all Advances (and other disbursements) made to Borrower under the Credit Facility, plus all interest, fees, charges and expenses accrued thereon, and any and all other amounts due and payable to Lender by Borrower from time to time under the provisions of this Agreement or any of the other Loan Documents in connection with the Credit Facility, including, without limitation, any enforcement costs, fees (including, without limitation, the Fees), late charges, collection and audit fees, and (ii) credit all payments made by Borrower to Lender on account of any Liabilities under the Credit Facility and all proceeds of the Collateral which are finally paid to Lender in respect of the Credit Facility. Borrower hereby irrevocably authorizes Lender to make such entries to Borrower’s Revolving Loan Account as heretofore described in this Section 2.15, and to record therein, from time to time, in accordance with Lender’s customary accounting practices, such other debits and credits as Lender shall deem proper in connection with any Liabilities under the Credit Facility, in all cases, without the prior consent of Borrower. Any such credit shall be conditional upon final payment to Lender of all items giving rise to such credit and, if any item is not so paid, the credit for such item shall be reversed, whether or not the item has been returned, and the amount thereof, in Lender’s discretion, may be charged to the Payment Collateral Account.

    Section 2.16    Default Interest Rate. Upon and after the occurrence of an Event of Default, including, without limitation, the failure to make any regularly scheduled monthly payment when due, and during the continuation of such Event of Default, the outstanding principal balance of the respective Note shall bear interest at a rate per annum equal to five percentage points (5.00%) above the Note Rate otherwise applicable thereto (“Default Interest Rate”), until such time as the Event of Default with respect to such Note shall have been fully cured, including the payment of any costs, expenses and reasonable attorney’s fees incurred by the Lender or the holder of any of the Notes in connection with any such Event of Default.

    Section 2.17    Prepayment. Borrower may prepay the Liabilities evidenced by the Note, in whole or in part, at any time, and from time to time without premium or penalty.

    Section 2.18    No Setoff or Deduction. All payments of principal and interest under the Credit Facility and other amounts payable by the Borrower hereunder shall be made by the Borrower without
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setoff or counterclaim, and free and clear of, and without deduction or withholding for or on account of, any present or future taxes or assessments imposed by any governmental authority, or by any department, agency or other political subdivision or taxing authority.

    Section 2.19    Late Charge. If Borrower shall fail to make any payment due under the Note or under any of the other Loan Documents, including, without limitation, any installment payments due under the Note, and such amount is not paid in full within fifteen (15) days after the date such payment is due, or if the total outstanding principal balance of the Note, accrued but unpaid interest and any other unpaid amounts due under the Note or under any of the other Loan Documents is not paid in full on the Maturity Date (as defined in the Note), then Lender may collect a late charge equal to four percent (4%) of the payment due but not received by Lender.

    Section 2.20    General Provisions as to Payments. The Borrower shall make each payment due on the Notes not later than 2:00 P.M. (Eastern Time) on the date when due, in Federal or other funds immediately available in the State of North Carolina, to the Lender at its address referred to in Section 10.1 below. Whenever any payment of principal of, or interest on, under a Note shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

    Section 2.21    Maximum Interest and Fees; Computation of Interest. In no event shall the aggregate of all amounts deemed interest under the Notes and charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement are in contravention of any such law, such provisions shall be deemed amended to conform thereto. Interest shall be computed on the outstanding balance of the Notes on the basis of a year of 360-day year factor applied to the actual number of days funds are outstanding thereunder.

ARTICLE III
CLOSING AND CONDITIONS TO CREDIT FACILITY

Section 3.1    Closing. Subject to satisfaction of the terms and conditions of this Agreement, Closing shall take place on the Closing Date at Borrower’s offices, or in such other manner as the parties shall mutually agree in writing.

Section 3.2    Conditions to All Advances under Credit Facility. Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under any provision contained herein, the obligation of Lender to make any Advance or other disbursement under the Credit Facility pursuant to this Agreement, shall be subject to the satisfaction of the following conditions as of the Closing Date, in addition to any other conditions provided in this Agreement:

3.2.1    No Default. No Default or Event of Default shall exist.

3.2.2    Availability Limit. Lender shall have determined that immediately after giving effect to a request for an Advance under the Credit Facility, the principal amount outstanding under the Credit Facility shall not exceed the Availability Limit.

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        3.2.3    Representations and Warranties. The representations and warranties contained in Article V of this Agreement shall be true, correct and complete in all material respects on and as of the Effective Date. Any request for an Advance hereunder shall be deemed a certification by Borrower as to the truth and accuracy in all material respects of the representations and warranties contained in Article V hereof and in each other Loan Document as of the date of such request.

        3.2.4    No Change in Financial Condition. There shall be no material adverse change in the financial condition of Borrower, which, in the good faith judgment of Lender, would materially impair the ability of Borrower to pay or perform any of the Liabilities. Borrower shall not be involved in any bankruptcy, reorganization or insolvency proceedings, or in Default under any Debt owed to Lender or any of Lender’s affiliates.

        3.2.5    Legal Matters. All legal matters incident to the Loan Documents and the transactions contemplated hereby and thereby shall be reasonably satisfactory to counsel for Lender.

        3.2.6    Satisfaction of Other Conditions. All other terms and conditions of the Loan Documents required to be met as of the Closing Date shall have been met to the reasonable satisfaction of Lender.

Section 3.3    Conditions to Closing Credit Facility. Closing of the Credit Facility under this Agreement shall be subject to Borrower’s satisfaction of the following conditions as of the Closing Date (in addition to any other conditions set forth in this Agreement):

        3.3.1    Loan Documents. Lender shall have received, in form and substance satisfactory to Lender, a duly executed copy of this Agreement and the other Loan Documents, together with such additional documents, instruments and certificates as Lender shall require in connection therewith from time to time, all in form and substance satisfactory to Lender, duly executed under seal, including, without limitation, the following:

        (a)    Satisfactory evidence, dated not earlier than thirty (30) days prior to the Effective Date of this Agreement, as to the good standing of Borrower in its state of incorporation or organization, and in any other jurisdiction in which it is or should be authorized to conduct business;

        (b)    A certificate of an authorized officer of Borrower, dated as of the date of this Agreement, certifying as follows: (i) that attached thereto are true and complete copies of the Organizational Documents of Borrower, together with any amendments/and or restatements thereof, (ii) as to the absence of any dissolution or liquidation proceedings commenced by or against Borrower, (iii) that attached thereto is a true, correct and complete copy of resolutions, duly adopted by the Managers or Board of Directors of Borrower, as applicable, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, and that said resolutions have not been amended or rescinded and are in full force and effect as of the date of such certificate, and (iv) as to the incumbency and specimen signatures of each officer of Borrower executing this Agreement, the Note and/or any other document(s) delivered in connection herewith or therewith; and

        (c)    All documents Lender may reasonably request relating to the existence of Borrower, and Borrower’s corporate or limited liability company authority to execute, deliver and perform this Agreement, the Note and the other Loan Documents and the validity of this Agreement, the Note and the other Loan Documents and any other matters related hereto or thereto, all in form and substance satisfactory to the Lender.

        3.3.2    No Litigation. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents, or the consummation of the transactions contemplated hereby or thereby.
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    3.3.3    Insurance Policies. Borrower shall have provided Lender with copies of any insurance policies required to be carried by Borrower and any other Person pursuant to the terms of this Agreement or any of the other Loan Documents; such insurance policies shall be provided by a company or companies and shall be in form and amount reasonably satisfactory to Lender; Borrower shall also provide Lender, to the extent required by Lender, written evidence, in form and substance reasonably satisfactory to Lender, that (a) Borrower shall have obtained (i) insurance on Borrower’s inventory and equipment naming Lender as “lender-loss payee”, and (ii) commercial general liability insurance for itself, naming the Lender as an additional insured and as “lender-loss payee”, and (b) all fees and premiums due on account of any insurance policies required hereunder have been paid in full.

3.3.4    Payment of Fees. Lender shall have received payment of the Fees, to the extent due and payable on the Closing Date.

3.3.5    Financial Statements. Lender shall have received from Borrower financial statements for the year ending December 31, 2021, December 31, 2022 and September 30, 2023 (collectively, the “Financial Statements”) satisfactory to Lender in its sole discretion, and setting forth in a manner that is true, accurate and complete, the financial condition of Borrower.

3.3.6    Other Loan Documents. Each of the conditions precedent set forth in the other Loan Documents shall have been and shall continue to be satisfied.

3.3.7    Field Exam. Lender shall have completed a Field Exam to its satisfaction.

3.3.8    Collateral Access Agreement. Collateral Access Agreement(s), to the extent required by Lender.

3.3.9    Deposit Account Control Agreement. Deposit Account Control Agreement(s), to the extent required by Lender.

3.3.10    Payoff Letters. For each lender whose outstanding debt is to be satisfied, in whole or in part, by remittance of proceeds of the Credit Facility on the Closing Date, if any, a complete and final payoff letter or other evidence satisfactory to the Lender with respect to such payment(s).

3.3.11    Other Matters. All other terms and conditions of the Loan Documents required to be met as of the date of the Closing shall have been met to the reasonable satisfaction of Lender and all legal matters incident to the Loan Documents and the transaction contemplated hereby and thereby shall be reasonably satisfactory to counsel for Lender.

ARTICLE IV
SECURITY FOR CREDIT FACILITY

Section 4.1    Grant of Security Interest. As security for Borrower’s punctual payment and performance of its Liabilities under the Loan Documents, including without limitation, the payment of all sums due under the Note, and whether any of the Liabilities are from time to time reduced or entirely extinguished, Borrower hereby pledges and assigns to Lender and grants to Lender, subject only to the Permitted Encumbrances, a first priority lien on and security interest in all of the Collateral.

Section 4.2    Further Assurances. Borrower agrees to execute and deliver to Lender, upon Lender’s request and at Lender’s option, at any time and from time to time, at Borrower’s sole cost and expense, any and all other instruments, documents, security agreements, amendments, supplements, substitutions, modifications and powers of attorney, requested by Lender, in its sole discretion, and to take all actions requested of Borrower from time to time by Lender to create, attach, perfect, protect and enforce this Agreement, and the security interest in all Collateral now or hereafter granted to secure payment of the Credit Facility and Liabilities.

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Section 4.3    Authorization to File Financing Statements. Borrower hereby authorizes Lender to file one or more UCC financing statements, in such jurisdictions as Lender shall deem appropriate publicizing Lender’s security interests arising hereunder and file any assignments, amendments, or continuations thereof, as the Lender deems appropriate.

Section 4.4    Covenants. Borrower hereby covenants that:

    4.4.1    Defend. Borrower will defend, at its cost, Borrower’s title to the Collateral and the security interest of the Lender against all claims and demands of any Persons whomsoever at any time claiming the same or any interests under this Article IV adverse to Lender.

    4.4.2    No Assignment. Except for the Permitted Encumbrances, and as expressly permitted hereunder, Borrower will not make or permit to be made in the future any assignment, pledge, hypothecation, mortgage, encumbrance or transfer of any of the Collateral, and will keep all of the Collateral free from all levies, attachments, liens, security interests, encumbrances and charges of whatsoever kind, whether arising by judicial process or otherwise, and will pay or cause to be paid promptly when due all taxes, fees, assessments and other charges now or hereafter imposed upon the Collateral, and provide the Lender with written evidence of the payment of same before the imposition of any penalty or late fee.

    4.4.3    Books and Records. The Borrower shall keep and maintain adequate records and books of account with respect to the Collateral.

        4.4.4    Additional Remedies.

(a)In addition to any other remedies Lender may have under any of the other Loan Documents, the rights and remedies of a secured party under the UCC and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which the Collateral is located, upon the occurrence of an Event of Default hereunder, Lender shall have the right to take immediate and exclusive possession and control of the Collateral not already in Lender’s possession.

(b)After the occurrence of an Event of Default, Lender shall have the right to receive, endorse, assign or deliver in Lender’s own name or the name of Borrower any and all checks, drafts and other instruments for the payment of money relating to the Collateral, and Borrower hereby waives notice of presentment, protest and nonpayment of any instruments so endorsed. Lender shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delivery of any kind made in the settlement, collection or payment of any of the Collateral or of any instrument received in payment therefor or for any damage resulting therefrom other than arising from Lender’s sole gross negligence or willful misconduct. The costs of collection, notification and enforcement, including but not limited to reasonable attorney’s fees and out-of-pocket expenses, shall be borne solely by Borrower.

(c)After the occurrence of an Event of Default, the Borrower will, upon receipt by it of any sums for or on account of the Collateral, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Lender in precisely the form received, and will forthwith, without any notice or demand whatsoever (all notices, demands or other actions on the part of the Lender being hereby expressly waived), endorse, transfer and deliver any such sums or instruments, or both, to the Lender, for application to the payment of the Loans in the Lender’s sole and absolute discretion.

4.4.5    Attorney-in-Fact. Borrower hereby irrevocably appoints the Lender, as its attorney-in-fact, with full power of substitution, said power being coupled with an interest, to do any act which the Borrower is obligated to do pursuant to the terms of this Agreement, and, after an Event of Default, to exercise such rights and powers as the Borrower might exercise with
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respect to the Collateral, including, without limitation, (a) to demand, collect by legal proceedings or otherwise, and endorse and receive all interest, payments, proceeds or other sums and/or property now or hereafter payable on or on account of the Collateral; (b) to insure, process and/or protect the Collateral; (c) to transfer the Collateral to its own or to a nominee's name; (d) to make any compromise, adjustment or settlement, and take any action it deems advisable (including commencing and prosecuting any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect thereof), with respect to the Collateral; (e) to endorse the name of the Borrower upon any notes, acceptances, checks, drafts, money orders or other evidence of payment that may come into the possession of the Borrower; (f) to endorse the name of Borrower upon such Federal Assignments of Claims and/or instruments of assignment in connection therewith, as Lender deems necessary and appropriate, in its sole discretion, with respect to the Contracts; (g) to demand, collect, receive payment of, receipt for and give discharges and releases of all or any of the Collateral; (h) to enter into and perform such agreements as may be necessary in order to carry out the provisions of this Agreement or to carry out the terms, covenants and conditions of this Agreement which are required to be observed or performed by the Borrower; (i) to execute such other and further grants, pledges and assignments of the Collateral as the Borrower may reasonably require for the purpose of protecting or maintaining the security interest granted hereby; (j) to execute any UCC financing statements, continuation statements, amendments thereto, and other documents in the Borrower’s name and to perform all other acts which the Lender deems appropriate to create, validate, preserve, protect, perfect and continue the security interest created hereunder and to enable the Lender to exercise and enforce its rights hereunder; and (k) generally to perform all other acts necessary or proper to carry out the intention of this Agreement, including, but not limited to, the power to redirect the delivery of, and to open mail addressed to the Borrower. The Borrower shall be liable to the Lender for all reasonable costs and expenses, including without limitation, reasonable attorney's fees and legal expenses, that the Lender may incur while acting as Borrower's attorney-in-fact hereunder. Notwithstanding the foregoing, the Lender shall not be obligated to do any act or to exercise any such rights and powers. The foregoing power of attorney is coupled with an interest and shall be irrevocable until all of the Borrower's obligations under this Agreement relating to the Note shall have been fully satisfied.

4.4.6    Release. Upon the repayment in full in cash of the Liabilities (other than non-asserted contingent indemnification obligations), under this Agreement and all other Loan Documents, the termination and/or expiration of all of the commitments, all Liens, powers of attorney and security interests granted hereunder shall automatically terminate, and upon the Borrower’s request and at Borrower’s sole cost and expense, Lender shall execute such documents necessary to evidence such release and/or terminate any Loan Document, but only if and provided that there is no commitment or obligation (whether or not conditional) of the Lender to re-advance amounts that would be secured thereby. Notwithstanding anything to the contrary, Borrower acknowledges that this Section does not release or terminate obligations of Borrower that expressly provide that they shall survive the termination of this Agreement and the commitments and the payment and performance of all of the other Liabilities. Further notwithstanding the foregoing, Lender may, in its sole and absolute discretion, retain its security interest in some or all of the Collateral, unless and until Lender shall (a) have received a written agreement, executed by Borrower and any Person whose loans or other advances to borrower are used in whole or in part to satisfy the Liabilities, indemnifying Lender from any loss or damage that may arise in connection with the payoff; or (b) have retained such monetary reserves and Liens on the Collateral for such period of time as Lender, in its sole and absolute discretion, may deem necessary to protect Lender from any such loss or damage.

ARTICLE V
REPRESENTATIONS AND WARRANTIES

Section 5.1    General Representations and Warranties. To induce Lender to enter into this Agreement and to make the Advances and other disbursements hereunder, and in addition to any other representations and warranties contained herein, Borrower represents, warrants and covenants to Lender that the statements contained in this Article V are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (except as expressly set forth herein):
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    5.1.1    Existence and Power. Borrower is duly organized, validly existing and in good standing under the laws of the state of its incorporation or other organization, and Borrower has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. Borrower is duly qualified or registered and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers and in which the failure to so qualify or be licensed may have a material adverse effect on the business, financial position, results of operations or properties of such entity.

    5.1.2    Authority and Governmental Authorization; Contravention. The execution, delivery and performance by Borrower of this Agreement and each of the other Loan Documents to which it is a party are within Borrower’s limited liability company or corporate power, as applicable, have been duly authorized by all necessary limited liability company or corporate action, as applicable, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law or of Borrower’s Organizational Documents, or of any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Borrower, or result in the creation or imposition of any Lien on any of Borrower’s assets. No consent of any Person is required for Borrower’s execution and delivery of the Loan Documents to which it is a party or for the performance of its obligations thereunder. Borrower has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it.

    5.1.3    Binding Effect. This Agreement constitutes, and each of the other Loan Documents when executed and delivered by Borrower, pursuant to the terms of this Agreement, will constitute, the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except as (a) the enforceability hereof and thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

    5.1.4    Financial Information.

        (a)    The financial statements of the Borrower as of December 31, 2021, December 31, 2022 and September 30, 2023, copies of which have been delivered to the Lender, fairly present, in conformity with GAAP (except as disclosed to Lender in writing), the financial position of the Borrower as of such date and the results of Borrower’s operations and cash flows as of the dates thereof. Since the date of such financial statements, Borrower has not had any material contingent obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment, which is not reflected in any of such financial statements or notes thereto.

        (b)    Since September 30, 2023, there has been no material adverse change in the business, financial position, and results of operations of Borrower.

5.1.5    Litigation, Absence of Defaults, Compliance with Laws and Regulations. There is no action, suit, proceeding or investigation pending, or to the knowledge of Borrower, threatened against or affecting, Borrower, or on the business, operations, Properties, or financial condition of Borrower, before any court, governmental body, agency or official, or which in any manner draws into question the validity of the Loan Documents, and there is no basis known to the Borrower for any such action, suit or proceeding. Borrower is not in default with respect to any order, writ, injunction, judgment, decree, or rule of any court, governmental authority or arbitration board or tribunal, or under any material contract or agreement to which either is a party and is in compliance with all applicable laws, rules, regulations and court or administrative orders relating to the conduct of its business.

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5.1.6    Marketable Title. Borrower has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Encumbrances. Borrower has paid or discharged all lawful claims, which, if unpaid, might become a Lien against any of Borrower’s Properties that is not a Permitted Encumbrance.

    5.1.7    Filings. All actions by or in respect of, and all filing with, any governmental body, agency or official required in connection with the execution, delivery and performance of this Agreement and the other Loan Documents by the Borrower, or necessary for the validity or enforceability thereof or for the protection or perfection of the rights and interests of the Lender thereunder, will, prior to the date of delivery thereof, have been duly taken or made, as the case may be, and will at all times thereafter remain in full force and effect.

    5.1.8    Fictitious Names. Except as set forth above in the preamble of this Agreement, Borrower is not doing business under any name other than under its full corporate or limited liability company name as stated herein.

    5.1.9    Taxes and Liens. Borrower has filed on a timely basis all tax returns all required federal, state, local and foreign, as applicable, tax returns and other reports, they are required by law to file and have paid all taxes due pursuant to such returns and other reports (as applicable), including any and all interest, penalties, assessments, fees, levies, and other applicable governmental charges, or have established adequate financial reserves on its books and records for payment thereof. The charges, accruals and reserves on the books of the Borrower in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate. Borrower has paid all other charges, assessments and taxes whether real, personal or otherwise due and payable, or imposed, levied or assessed against its properties or its assets including those which may become a Lien on any of its property or assets.

5.1.10    Environmental Compliance.

(a)    Borrower (including for purposes of this Section 5.1.10, any former or current Affiliate of the Borrower) is in material compliance with all applicable laws, rules, regulations and orders of all governmental authorities, agencies and officials relating to environmental matters and the release, handling and disposal of hazardous, toxic and polluting substances (collectively, “Environmental Laws”).

(b)    Borrower has obtained and is in material compliance with all required governmental permits, certificates, licenses, approvals and other authorizations, and has filed all notifications relating to air emissions, effluent discharges and solid and hazardous waste storage, treatment and disposal required in connection with its ownership or use of real estate or the operation of its business.

(c)There are no outstanding notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings, administrative, criminal or civil, at law or in equity, pending against the Borrower or its properties that would have a material adverse effect on the Borrower’s business, financial position, results of operations or on any facility or the operation of any facility, and no investigation or review is pending or to the knowledge of the Borrower threatened against the Borrower by any governmental body, agency or official with respect to any alleged violation of any Environmental Law in connection with its ownership or use of any real estate or the conduct of its business.

(d)No waste generated by the Borrower has ever been sent, nor is waste generated by the Borrower being sent, directly or indirectly, to any site listed or formerly proposed for listing on the National Priority List promulgated pursuant to CERCLA or to any site listed on any state list of hazardous substances sites requiring investigation or clean up.

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5.1.11    Borrower’s Chief Executive Office and Business Locations. Borrower’s Chief Executive Office and principal place of business, office and the location where the Collateral is to be held shall be located at the address set forth in Section 10.1 of this Agreement. Borrower shall, prior to changing or adding to the aforesaid location, notify the Lender of any such change or additional locations where the Collateral, or any portion thereof, is to be held.

5.1.12    Regulation U. The Borrower does not own any “margin stock” as such term is defined in Regulation U. None of the proceeds of the Credit Facility will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute the Credit Facility a “purpose credit” within the meaning of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

    5.1.13    ERISA. Each employee benefit plan, as defined by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), maintained by the Borrower or by any Affiliate of the Borrower meets, as of the date hereof, the minimum funding standards of Section 302 of ERISA, all applicable requirements of ERISA and of the Code, and no “Reportable Event” nor “Prohibited Transaction” (each as defined by ERISA) has occurred with respect to any such plan.

    5.1.14    Commercial Purpose. The Credit Facility will be used solely for purposes of carrying on or acquiring a business or commercial enterprise or investment.

5.1.15    Accounts. Lender may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts. Unless otherwise indicated in writing to Lender, with respect to each Account other than Ineligible Accounts:

        (a)    It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

        (b)    It arises out of a completed, bona fide sale and delivery of goods or rendition of services by Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between Borrower and the respective Account Debtor;

        (c)    It is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Lender;

    (d)    Such Account, and Lender’s security interest therein, is not, and will not (by voluntary act or omission of Borrower) be in the future, subject to any offset, Lien (other than the Permitted Encumbrances), deduction, recoupment, defense, dispute, counterclaim or any other adverse condition except for disputes in the ordinary course of business or where the amount in controversy is deemed by Lender to be immaterial, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

    (e)    Borrower has made no agreement with any Account Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, except discounts or allowances which are granted by Borrower in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto and are reflected in the statement of Accounts submitted to Lender pursuant to Section 6.1;

    (f)    There are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable
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thereunder from the face amount of the invoice and statements delivered to Lender with respect thereto;

    (g)    To the best of Borrower’s knowledge, the Account Debtor thereunder (i) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (ii) such Account Debtor is Solvent; and

    (h)    To the best of Borrower’s knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor’s financial condition or the collectability of such Account.

5.1.16    Contracts.

        (a)    Each Contract constitutes a valid and binding obligation of Borrower and, to the knowledge of Borrower, of the other party or parties thereto, and is fully enforceable in accordance with its respective terms.

        (b)    With respect to the Contracts, and with respect to any pending bids by Borrower for any new Contracts, Borrower has complied in all material respects with the requirements of all applicable laws, regulations and procedures with respect thereto, including, without limitation, the Service Contract Act, the Contract Disputes Act, the Procurement Integrity Act, the Federal Procurement and Administrative Services Act, the FAR and related cost principles and the Cost Accounting Standards, Executive Order 11246 and related equal opportunity and affirmative action laws and regulations, applicable national security obligations, and any supplements, amendments or revised editions of any of the foregoing. Borrower is in compliance in all material respects with all terms and conditions, including all clauses, provisions, specifications and other requirements, with respect to each Government Contract and each and any bid by Borrower for any new Government Contract, whether incorporated expressly, by reference or by operation of law. All representations and certifications executed, acknowledged or set forth in, pertaining to, or made in connection with the negotiation or award of any such Government Contract and bids were current, accurate and complete in all material respects when made and all such representations and certifications were updated so that they remain current, accurate and complete, if updating was required, and Borrower has complied in all material respects with all such representations and certifications.

        (c)    Borrower has not received any communications of any nature from any governmental entity or third party which would indicate that there is any material contractual issue or problem associated with any Contract that would likely give rise to the termination thereof. Borrower has not received any show of cause, cure, deficiency, default or similar notice relating to any Contract. Borrower has not waived any of its material rights under, or modified the material terms of, any Contract. No event has occurred which constitutes or, after notice or the passage of time, or both, would constitute, a default by Borrower under any Contract and, to the knowledge of Borrower,
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no event or circumstance has occurred which, with or without notice or lapse of time (or both), would constitute a default under any Contract on the part of any party thereto. Borrower has not undergone in the past three (3) years, and is not now undergoing, any audit, review, inspection, investigation, survey or examination of records relating to any Contract, other than by the Defense Contract Audit Agency and other routine audits in the ordinary course of business of Borrower and/or its applicable Affiliate.

        (d)    Borrower has not assigned any Contract, or any right, title or interest therein, thereunder or with respect thereto, to any Person other than Lender.

        (e)    Borrower possesses the necessary facility clearance for the execution of its obligations under all of the Contracts. All of the employees of Borrower performing services under the Contracts hold the necessary personnel security clearances to perform such services. The security clearance of Borrower is valid, in full force and effect and has not been suspended, revoked, canceled or adversely modified. Borrower is in compliance in all material respects with all national security measures required by the Contracts, and all laws and regulations applicable thereto, including those obligations specified in the National Industrial Security Program Operating Manual, DOD 5220.22-M, and any supplements, amendments and/or revised editions thereof. Borrower has in place the proper procedures and practices necessary to hold and maintain the facility and personnel security clearances associated with all of its Contracts. There are no proceedings in progress, pending or, to the knowledge of Borrower, threatened, which would likely result in the revocation, cancellation, suspension, or non-renewal of security clearance of Borrower.

        (f)    Borrower’s system(s) of internal controls (including, without limitation, Borrower’s cost accounting system, estimating system, purchasing system, proposal system, billing system and material management system) is/are in compliance in all material respects with all requirements of the Contracts.

5.1.17    Debarment. Neither Borrower, nor any of its Affiliates, nor any stockholder, agent, director, officer, member, officer or employee of Borrower or any such Affiliate has been debarred or suspended from bidding on any Government Contract or the participation in the award of contracts with any governmental entity, or is a party to or the subject of any pending or threatened proceeding or investigation relating to debarment or suspension; and neither Borrower, nor any Affiliate of Borrower, nor any stockholder, agent, director, officer, member, officer or employee of Borrower or any such Affiliate is permanently or temporarily enjoined or barred from engaging in, or continuing any conduct or practice relating to, the conduct of Borrower’s business or that of any of its Affiliates, or enjoining or requiring any of them to take any action of any kind relating thereto. No fact or facts currently exist which are reasonable likely to cause the suspension or debarment of Borrower or any of its Affiliates from bidding on contracts for or with any governmental entity.

5.1.18    Prior Contract Termination for Cause. Borrower and each of its Affiliates has not within the past three (3) years: (a) been terminated for default under any Government Contract, (b) received any subpoena from an inspector general, grand jury, or similar investigative agency, or a civil investigative demand, relating to any Government Contract, or been advised that Borrower and/or its Affiliate is or was the target or subject of any investigation
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by any governmental entity relating to any Government Contract, (c) made a written disclosure to any governmental entity concerning a potential violation of law by Borrower or any of its Affiliates in connection with any Government Contract under Federal Acquisition Regulations (“FAR”) 52.203-13(b)(3)(i), nor do any facts or circumstances currently exist for which such a disclosure should have been made or should now be made, or (d) made any written disclosure to any governmental entity of any alleged irregularity, misstatement, omission, or overpayment in connection with any Government Contract.

5.1.19    Improper Payments. Neither Borrower, nor any stockholder, agent, director, officer, member, officer or employee of Borrower has (a) made any unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political party or campaign, (b) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-corruption law, or (c) made any payment or given anything of value to a prime contractor, prime contractor’s employee, or the employee of any governmental entity in violation of the Anti-Kickback Act, 41 U.S.C. §§ 8701 et seq.

5.1.20    Intellectual Property.

        (a)    None of the Intellectual Property owned by Borrower has been adjudged invalid or unenforceable nor has any such Intellectual Property been cancelled, in whole or in part, and each such Intellectual Property is presently subsisting;

        (b)    To Borrower’s knowledge, each of the Intellectual Property owned by Borrower and material to Borrower’s business is valid and enforceable;

        (c)    Borrower is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to its Intellectual Property, free and clear of any liens, security interests, mortgages, charges and encumbrances, (including, without limitation, licenses other than non-exclusive licenses which may be granted in the ordinary course of business, consent-to-use agreements, shop rights and covenants by Borrower not to sue third persons) other than a security interest granted in favor of Lender;

        (d)    Borrower has adopted, used and is currently using all of the trademarks and patents owned by Borrower that are material to Borrower’s business;

        (e)    Borrower has no knowledge of any suits or actions commenced or threatened within the last three years with reference to or in connection with any of its Intellectual Property;

        (f)    No trademark opposition or cancellation proceedings have been filed with the United States Patent and Trademark Office against any of the trademarks owned by Borrower; and

        (g)    To Borrower’s knowledge, none of the Intellectual Property owned by Borrower infringes upon the rights or property of any other person or entity or is currently being challenged in any way, and there are no pending or threatened claims, litigation, proceedings or other investigations regarding any such Intellectual Property.

5.1.21    OFAC; Anti-Terrorism Laws.

(a)    Neither Borrower, nor any Affiliate of Borrower, is a Sanctioned Person or does business in a Sanctioned Country or with a Sanctioned Person in violation of the economic sanctions of the United States administered by OFAC.

(b)    Neither the making of the Credit Facility hereunder nor the use of the proceeds thereof will violate the PATRIOT Act, the Trading with the Enemy Act, as amended, the Foreign Corrupt Practices Act or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Borrower, and
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each Affiliate of Borrower, is in compliance in all material respects with the PATRIOT Act.

Section 5.2    Continuous Nature of Representations and Warranties. Each representation and warranty contained in this Agreement and the other Loan Documents shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this Agreement, except for changes in the nature of Borrower’s business or operations that would render the information in any exhibit attached hereto either inaccurate, incomplete or misleading, so long as Lender has consented to such changes or such changes are expressly permitted by this Agreement. Without limiting the generality of the foregoing, each Advance request made pursuant to this Agreement or any other Loan Document shall constitute Borrower’s reaffirmation, as of the date of each such Advance request, of each representation, warranty or other statement made or furnished to Lender by or on behalf of Borrower in this Agreement, any of the other Loan Documents, or any instrument, certificate or financial statement furnished in compliance with or in reference thereto.

Section 5.3    Survival of Representations and Warranties. All representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

ARTICLE VI
AFFIRMATIVE COVENANTS

    During the term of this Agreement, and thereafter for so long as there are any Liabilities to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

Section 6.1    Financial Information. Deliver, or cause to be delivered, to Lender:

(a)the Required Information;

(b)immediately upon any Responsible Officer of Borrower learning of the occurrence of any of the following, written notice thereof, describing the same and the steps being taken by the appropriate party with respect thereto: (i) the occurrence of any Event of Default or event which, with the giving of notice or the passage of time (or both), would constitute an Event of Default or (ii) the institution of, or any adverse determination in, any litigation, arbitration or governmental proceeding which could have a material adverse effect on the Borrower and/or the satisfaction of the Liabilities; and

(c)such other data and information (financial and otherwise) as Lender may, from time to time, reasonably request from Borrower, bearing upon or related to Borrower’s financial condition.

Section 6.2    Existence/Maintenance of Records. Borrower will maintain and preserve its existence and all of its rights, privileges, licenses, patents, patent rights, copyrights, trademarks, trade names, franchises and other authority to the extent material and necessary for the conduct of its business in the ordinary course as conducted from time to time. Borrower will maintain a standard and modern system of accounting, consistently applied, with computer printouts and computer records pertaining to its affairs which contain such information as may from time to time be requested by Lender. Borrower shall not modify or change its method of accounting; or change certified public accountants without the prior written consent of Lender.

Section 6.3    Observance of Agreements. Observe and perform and comply with all the terms, covenants and agreements contained herein and in the Note and the other Loan Documents to which Borrower is a party.

Section 6.4    Access. Permit access by the Lender, or Lender’s authorized agents or representatives, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of Borrower, inspect, audit and make extracts from Borrower’s books and records, and discuss with Borrower’s officers, employees and independent
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accountants, Borrower’s business, assets, liabilities, financial condition, business prospects and results of operations. It is expressly agreed that any inspections made by or on behalf of Lender shall be made solely and exclusively for the protection and benefit of Lender, and neither Borrower nor any third party shall be entitled to claim any loss or damage against Lender or its employees, agents or representative, arising out of or in connection with such inspections by Lender.

Section 6.5    Conduct and Location of Business; Change of Name; State of Organization. Borrower shall conduct and operate its business in substantially the same manner and under the existing name in which they are presently conducted and operated without material alteration or change in such business and at such locations specified in Section 5.1.11 hereof as the same may be changed from time to time in compliance with Section 5.1.11 of this Agreement. Borrower shall immediately provide Lender with written notice of any change in the Borrower’s name or state of organization.

Section 6.6    Repair. Borrower shall maintain, preserve and keep the Properties in which it owns or in which it possess rights, including, without limitation, the Collateral, in good repair, working order and condition (ordinary wear and tear excluded) and from time to time make all necessary and proper repairs, renewals, replacements, additions, betterments and improvements thereto, all in a manner which is consistent with the past business practices of the Borrower.

Section 6.7    Taxes and Liabilities. Borrower shall properly accrue and pay when due all of its taxes, assessments and other liabilities, except as contested in good faith and by appropriate proceedings and shall make timely payments or deposit of all of its respective F.I.C.A. payments and withholding taxes required by all applicable laws and, upon Lender’s request, shall furnish Lender with proof satisfactory to Lender that such payments or deposits have been made.

Section 6.8    Compliance. Borrower shall comply in all material respects with all statutes, laws and governmental rules and regulations applicable to Borrower including, without limitation, all applicable Environmental Laws, zoning regulations, building codes, ERISA and shall include any and all applicable Federal, state, regional, county or local laws, statutes, rules, regulations, ordinances, decrees or orders (including, but not limited to, court or administrative orders) concerning access of handicapped or disabled persons, whether now existing or hereafter enacted or promulgated, including but not limited to, the Fair Housing Amendments Act of 1988 and the Americans with Disabilities Act of 1990, as the same may be amended from time to time.

Section 6.9    Maintenance of Liens and the Collateral Documents. Borrower shall observe and comply with all the terms, conditions and covenants contained in this Agreement, the Note and the other Loan Documents to which Borrower is a party, promptly, upon the reasonable request of the Lender, and at the Borrower’s expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the collateral documents or otherwise necessary or desirable for the creation, preservation and/or perfection of the Liens purported to be created by the collateral documents.

Section 6.10    Notification to Lender. Notify the Lender promptly in writing of (a) the occurrence of an Event of Default, (b) any litigation (whether pending, or pending or threatened if relating to the Collateral), investigation (whether by any Governmental Authority or any other Person) or audit or business development which could have a material adverse effect on the business, properties operation or financial condition of the Borrower, or (c) claims against any Properties of the Borrower.

Section 6.11    Lender Expenditures. If the Borrower fails at any time to obtain insurance covering any of the Collateral, maintain or preserve the Collateral, discharge taxes or liens at any time placed upon the Collateral, or pay or perform any of its obligations hereunder, Lender, after ten (10) days’ written notice to Borrower, shall have the right, in Lender’s sole discretion and without liability to Borrower or any other Person, to do or provide for any or all of the foregoing. Notwithstanding the foregoing, if the Lender determines that the occurrence of any of the conditions set forth in the preceding sentence requires immediate remedy, then the Lender shall have the right, without notice to the Borrower, to take all such actions as the Lender deems necessary to preserve the Collateral, or any other rights of the
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Lender provided for hereunder or under any of the other Loan Documents. Any such expenditure by the Lender shall bear interest at the Default Interest Rate and shall be secured by all of the Collateral. The Lender shall not be obligated to take any such action contemplated in this Section 6.11 nor shall it be liable to the Borrower for its failure to take or delay in taking any such action.

Section 6.12    Payment of Obligations. The Borrower will pay and discharge, as the same shall become due and payable, (a) all of its obligations and liabilities, including all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, in any such case, if unpaid, might by law give rise to a Lien upon any of Borrower’s Property, and (b) all lawful taxes, assessments and charges or levies made upon Borrower or its Properties, by any governmental body, agency or official except where any of the items in clause (a) or (b) of this Section 6.12 may be diligently contested in good faith by appropriate proceedings, and if required under GAAP, appropriate reserves for the accrual of any such items shall have been set aside.

Section 6.13    Insurance. In addition to any other insurance required to be provided pursuant to this Agreement or any other Loan Document, Borrower shall, at its sole cost and expense, procure and maintain in full force and effect during the Term of this Agreement, in form and amount, and from an insurance carrier or carriers, satisfactory to Lender: (a) casualty or physical damage insurance (for full replacement value) covering Borrower’s Property, including, without limitation, the Collateral, which policy shall name Lender as mortgagee and lender loss payee as to the Collateral, (b) business interruption insurance (c) all such worker’s compensation or similar insurance as may be required in accordance with applicable law and/or regulation, (d) comprehensive commercial general liability insurance for Borrower, naming Lender as an additional insured, and (e) such other insurance against such risks, hazards, liabilities, casualties and contingencies as is customarily maintained by companies similarly situated to Borrower. In connection with the foregoing, Borrower shall furnish Lender with copies of all policies and evidence of the renewal thereof at least thirty (30) days prior any expiration date, and no such policy may be cancelled, amended or terminated without Lender’s prior written consent. If Borrower fails to obtain the insurance required in this Section 6.13, or as otherwise provided in this Agreement, or to keep the same in force, Lender, if Lender so elects, may obtain such insurance and pay the premium therefor on behalf of Borrower, and such expenses so paid shall be part of the Liabilities hereunder.

Section 6.14    Fees and Expenses - Indemnity. The Borrower will pay to the Lender or as the Lender directs all fees, charges, costs and expenses reasonably required to satisfy the conditions of the Loan Documents including, but not limited to, costs incurred by Lender in connection with any on-site review of the Collateral, such costs to include (but not limited to) travel expenses, the cost of specialized equipment to count or value the Collateral, and third-party contractor costs incurred by Lender. The Borrower will hold the Lender harmless and indemnify the Lender from all claims of brokers and “finders” arising by reason of the execution and delivery hereof or the consummation of the transaction contemplated hereby.

Section 6.15    Subordination of Liabilities to Affiliates and Others. Borrower shall, at Lender’s request, at any time and from time to time, cause each equity holder, officer, director, member and Affiliate of Borrower to subordinate, pursuant to a written agreement acceptable to Lender in its sole discretion, to the Credit Facility any obligations due from Borrower, except as prohibited by law.

Section 6.16    Management. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Section 6.17    Notice to Lender of Contracts subject to Federal Assignment of Claims Act. Promptly notify Lender upon Borrower’s entry into any Government Contract which would give rise to an Account which would be subject to the Federal Assignment of Claims Act.

Section 6.18    Notice to Lender of Borrower’s request for payment under Government Account. Promptly notify Lender upon Borrower’s submission of any invoice requesting payment under any Government Contract and, upon Lender’s request, provide Lender with a copy of such invoice
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simultaneously with its submission to the contracting agency. Borrower shall, upon Lender’s request, copy Lender on any such invoices submitted by electronic mail, or by other electronic means.

Section 6.19    Deposit Account. To induce the Lender to make and to better secure the Credit Facility, Borrower agrees to establish and maintain with the Lender at all times until all of the Liabilities have been satisfied and discharged, one or more deposit accounts with Lender, including the Payment Collateral Account. All balances of the Borrower maintained with the Lender in any deposit account or otherwise shall be additional security for, and shall be subject to the Lender's lien and security interest for, all Liabilities of the Borrower to the Lender. The Lender is authorized to charge any of Borrower's deposit accounts for all of the Liabilities as they become due from time to time, including without limitation principal, interest, fees (including audit fees or any other fees due hereunder) and other charges and reimbursement of all of the Lender's costs of collection in relation to the Liabilities.

Section 6.20    Joinder. To the extent Castellum or any other Borrower acquires a new subsidiary following the Effective Date, upon Lender’s request, such subsidiary shall join in as a Borrower hereunder.

Section 6.21    Errors and Omissions. In the event that any of the Loan Documents misstate or inaccurately reflect the true and correct terms and provisions of the Credit Facilities, then in such event, upon the request of Lender, in its reasonable discretion, Borrower shall fully cooperate in order to correct any such misstatement or inaccuracy, execute such new documents or initial such corrected original documents as Lender may deem necessary to remedy said inaccuracy or mistake. Borrower agrees to assume all costs including by way of illustration and not limitation, actual expenses, legal fees and marketing losses for failing to reasonably comply with Lender’s requests within thirty (30) days.

Section 6.22    Deposit Account Control Agreement; Account Proceeds.

    (a)    During the Term of the Credit Facility, and until payment in full of all Liabilities, Borrower shall maintain a Deposit Account Control Agreement in favor of Lender on all deposit accounts of Borrower not held by Lender that have an average annual balance of at least One Hundred Thousand and 00/100 Dollars ($100,000.00), as designated by Lender in its sole discretion.

    (b)    Borrower shall direct all Account proceeds to be paid or otherwise directed for deposit to the Payment Collateral Account. In furtherance of the foregoing, but not in limitation thereof, and to the extent required by Lender in its sole and absolute discretion, Borrower shall cause a standing transfer order or similar mechanism to be placed on any deposit account not held by Lender, which standing transfer order or similar mechanism shall cause the automatic and daily transfer of any and all funds held in such deposit account to the Payment Collateral Account.

Section 6.23    Federal Assignments of Claims. Borrower shall execute all such instruments and take all such actions as may be reasonably requested by Lender so that all monies due or to become due under a Government Contract will be effectively assigned to Lender and notice thereof given to the respective Account Debtor(s) thereunder in accordance with the Federal Assignment of Claims Act, or any other comparable federal, state or local legal requirement.

Section 6.24    SAM Registration. Upon Lender’s request, at any time and from time to time following the occurrence of a Default or Event of Default, Borrower shall modify its account under the U.S. System for Award Management to reflect the Payment Collateral Account as the recipient bank account thereunder, and provide evidence of same to Lender.

Section 6.25    PATRIOT Act Compliance. The Borrower will, and will cause each of its Affiliates to, provide such information and take such actions as are reasonably requested by the Lender in order to assist the Lender in maintaining compliance with the PATRIOT Act.

ARTICLE VII
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NEGATIVE COVENANTS

Borrower covenants and agrees that from the date of this Agreement, and thereafter for so long as there are any Liabilities to Lender, Borrower shall not, without the prior written consent of Lender:

Section 7.1    Liens. Create, incur, assume, or suffer to exist any Lien upon or with respect to any of its Property, whether now owned or hereafter acquired, including, without limitation, the Collateral, except (collectively, the “Permitted Encumbrances”):

(a)Liens at any time granted in favor of Lender or its assigns;

(b)Liens arising in the ordinary course of Borrower’s business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property of Borrower or materially impair the use thereof in the operation of Borrower’s business, as determined by Lender in its sole and absolute discretion; and

(c)Such other Liens as Lender may hereafter approve in writing.

    Section 7.2    Debt. Create, incur, assume, or suffer to exist any Debt, except:

(a)Liabilities owing to the Lender or its assigns;

(b)Accounts payable to trade creditors and current operating expenses (other than for Money Borrowed) which are not aged more than one hundred twenty (120) days from invoice date or more than thirty (30) days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being actively contested in good faith and by appropriate and lawful proceedings; and Borrower shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower and its independent accountants;

(c)Subordinated Debt; and

(d)Contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of Borrower’s business.

Section 7.3    Guaranties. Assume, guarantee, endorse, or otherwise be or become directly or contingently liable for any obligations of any Person, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

Section 7.4    Loans to Affiliates and Others. Borrower shall not make any loans or other advances of money (other than for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business) to any Person, including, without limitation, to any directors, officers, shareholders, or Affiliates.

Section 7.5    Agreements. Enter into any agreement containing any provisions, which would be violated or breached by the performance of Borrower’s obligations under this Loan or in connection herewith.

Section 7.6    Restricted Investment. Make or have any Restricted Investment, except in connection with an acquisition permitted by Section 7.9.

Section 7.7    Disposition of Assets. Sell, lease, or otherwise dispose of any of its properties or assets, other than in the ordinary course of business, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except dispositions expressly authorized by this Agreement or agreed to in writing by the Lender.

Section 7.8    Distributions or Dividends. Following the occurrence of a Default or an Event of Default that persists beyond any applicable notice and cure period and/or which has not been waived or
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otherwise cured, make or pay, directly or indirectly, any Distributions other than Distributions in an amount not in excess of the applicable Annual Tax Liability. For purposes of this Section 7.8, the term “Annual Tax Liability” shall mean an amount equal to the aggregate, annual tax liabilities of the stockholder(s)/member(s) of the Borrower, arising on account of or in connection with said stockholder(s)’s/member(s)’ ownership interests in the Borrower.

Section 7.9    Mergers; Consolidations; Acquisitions; Structural Changes; Continuing Operations. Change Borrower’s name or the legal form of Borrower’s business; nor cease operations, liquidate, dissolve, merge, transfer, acquire or consolidate with any Person; nor acquire all or any substantial part of the Properties of any Person (other than in connection with the Acquisition); nor engage in any business activities substantially different than those in which Borrower is presently engaged; provided, however, that (a) any Borrower may merge with any other Borrower, so long as Castellum is the surviving entity resulting from a merger between Castellum and any other Borrower and (b) Borrower may acquire all or substantially all of the voting securities or Properties of any other Person so long as the earnings before interest, taxes, depreciation and amortization of such Person or Properties, as applicable, is positive for the most recent four quarter period of such Person or Properties ended prior to such acquisition for which financials of such Person or Properties are available (as evidenced in a manner reasonably acceptable to Lender); provided further, however, in the case of (a) or (b) above, Borrower shall not be permitted to engage in any such merger or acquisition unless (i) Borrower shall have given Lender at least thirty (30) days advance written notice of the applicable transaction, (ii) Borrower shall promptly provide Lender with such documentation and/or information as Lender may request in connection with such transaction, (iii) the transaction shall not involve the assumption by Borrower of any material liabilities or Liens, unless Lender approves the same in its sole and absolute discretion, and (iv) Borrower shall not use any of the proceeds of the Credit Facility in connection with any such merger or acquisition.

Section 7.10    Change in Control. Permit or cause a Change in Control with respect to Borrower.

ARTICLE VIII
FINANCIAL COVENANTS

    Section 8.1    Compliance. For so long as there shall remain any Liabilities outstanding, Borrower shall comply with the Financial Covenants.

ARTICLE IX
EVENTS OF DEFAULT

Section 9.1    Events of Default. The occurrence of one or more of the following events shall constitute an “Event of Default” hereunder:

        9.1.1    Payments under Note. Borrower fails to pay (i) any installment of principal and/or interest due under the Note when due as provided in the Note, or (ii) Borrower fails to pay at the Maturity Date of the Note all outstanding principal, interest, costs and other fees due on the Note, time being of the essence.

        9.1.2    Covenants in Agreement. Borrower shall fail to observe or perform any covenant contained in Article VI through Article VII, or in Schedule A.

        9.1.3    Other Obligations. Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by the remainder of this Section 9.1) and such failure is not cured before the expiration of ten (10) days after the effective date of written notice thereof by Lender.

        9.1.4    Representations and Warranties. Any representation, warranty, certification or statement made or furnished to Lender by or on behalf of Borrower in this Agreement, any of the other Loan Documents, or any instrument, certificate, financial statement or other document
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delivered in compliance with or in reference thereto shall prove to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to Section 5.2 hereof.

        9.1.5    Default under other Debt. Any event or condition shall occur which results in the acceleration of the maturity of any Debt of the Borrower (including Debt of other Persons guaranteed by the Borrower) for all such Debt or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder’s behalf to accelerate the maturity thereof.

        9.1.6    Voluntary Bankruptcy or Insolvency. Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of its or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing.

        9.1.7    Involuntary Bankruptcy or Insolvency. An involuntary case or other proceeding shall be commenced against Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under any Bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower under the federal Bankruptcy laws as now or hereafter in effect.

9.1.8    Entry of Judgment. One or more judgments or orders for the payment, in the aggregate, of money in excess of Ten Thousand No/100 Dollars ($10,000.00) not covered by insurance, excepting any judgment or order which has been either bonded off or stayed pending appeal, shall be rendered against the Borrower and such judgment or order shall continue unsatisfied for a period of thirty (30) days during which execution shall not be effectively stayed.

            9.1.9    Material Adverse Change or Impairment. Lender’s good faith determination in the exercise of its sole and reasonable discretion (a) that a material adverse change in the financial condition of Borrower has occurred since the date hereof or (b) that the Lender’s prospect of payment hereunder has been materially impaired.

            9.1.10    Existence. Borrower shall liquidate, dissolve or terminate its existence.

9.1.11    Default under Other Loan Documents. An Event of Default (as defined therein) shall occur under, or Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the other Loan Documents, and such default shall continue beyond any applicable grace or cure period.

9.1.12    Challenge to Agreement. Borrower shall challenge or contest, in any action, suit or proceeding, the validity or enforceability of this Agreement, any of the other Loan Documents, the legality or enforceability of the Liabilities (or any portion thereof) or the perfection or priority of any Lien granted to Lender in connection the transactions contemplated hereunder.

9.1.13    Admission of Inability to Pay. Borrower shall admit its inability to pay its debts as they mature or shall make any assignment for the benefit of any of its creditors, then, and in every such event, the Lender, at its option, may by notice to the Borrower terminate the Credit Facility and it shall thereupon terminate, and may, at its option, by notice to the Borrower declare the Note to be, and said Note shall thereupon become, immediately due and payable without
Loan and Security Agreement
Castellum, Inc. et al.

presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Events of Default specified in Sections 9.1.6 or 9.1.7 of this Article IX, without any notice to the Borrower or any other act by the Lender, the Credit Facility shall thereupon terminate and the Note (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

Section 9.2    Acceleration of the Liabilities. Upon the occurrence of an Event of Default, (i) all outstanding Liabilities (including, without limitation, all fees) may, at the option of Lender and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable, and (ii) Lender shall be entitled to exercise the rights and remedies available to the Lender under the provisions of this Loan and the other Loan Documents, withhold further advances, and all other rights and remedies available to the Lender under applicable law, including but not limited to the UCC or the Uniform Commercial Code as in effect in the jurisdictions where the Collateral is located. All such rights and remedies being cumulative and enforceable alternatively, successively or concurrently.

ARTICLE X
MISCELLANEOUS

Section 10.1    Notices. When either party desires to give notice to the other in connection with this Agreement, such notice shall be given in writing and shall be effective (a) on the date of delivery, if given by hand, (b) upon facsimile transmission during regular business hours, (c) one (1) day after being sent, if sent by overnight mail, or (d) three (3) days after being sent by U.S. registered or certified mail, and such notices shall be addressed as follows:

If to Borrower, to:        Castellum, Inc.
                1934 Old Gallows Road, Suite 350
                Vienna, Virginia 22182

                Specialty Systems, Inc.
                1451 Route 37 West
                Toms River, New Jersey 08755

                Corvus Consulting, LLC dba Corvus Defense Consulting LLC
                1934 Old Gallows Road, Suite 350
                Vienna, Virginia 22182

                Mainnerve Federal Services, Inc.
                1934 Old Gallows Road, Suite 350
                Vienna, Virginia 22182

                Global Technology and Management Resources, Inc.
                44145 Airport View Drive, Suite 102
                Hollywood, Maryland 20636

With a copy to:
                Jay Wright
                9812 Falls Road, #114-299
                Potomac, MD 20854
                Attn: Castellum General Counsel

If to Lender, to:            Live Oak Banking Company
                1741 Tiburon Drive
                Wilmington, North Carolina 28403
                Attn: Loan Operations

    With a copy to:            Miller, Miller & Canby, Chtd
200-B Monroe Street
Rockville, Maryland 20850
Loan and Security Agreement
Castellum, Inc. et al.

Attn: Kevin K. D’Anna, Esq.

Nothing herein contained shall be construed as prohibiting the parties respectively from changing the place at which notice is thenceforth to be given, but no such change shall be effective unless and until it shall have been accomplished by written notice given in the manner set forth in this provision.

    Section 10.2    No Waivers. No failure or delay by the Lender in exercising any right, power or privilege hereunder or under the Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

    Section 10.3    Expenses. The Borrower shall pay (a) all out-of-pocket expenses of the Lender, including the reasonable fees and disbursements of counsel for the Lender, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (b) if an Event of Default occurs, all out-of-pocket expenses incurred by the Lender, including reasonable fees and disbursements of counsel, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom. Borrower shall indemnify the Lender against any transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement, the Note or the other Loan Documents.

    Section 10.4    Right of Set-Off. Without constituting a retention of Collateral in satisfaction of an obligation within the meaning of Section 9620 of the UCC, upon the occurrence of any Event of Default, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the obligations now or hereafter existing under this Agreement, the Note or any other Loan Document, irrespective of whether or not the Lender shall have made any demand hereunder or under the Note and although such obligation may be unmatured. The rights of the Lender under this Section 10.4 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have. Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in any Note may exercise rights of set-off or counterclaim or other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation. The Lender agrees to notify the Borrower promptly after it exercises any such right of set-off.

    Section 10.5    Amendments and Waivers. Any provision of this Agreement or of the Note or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Lender.

    Section 10.6    Successors and Assigns.

            (a)    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Loan without the prior written consent of the Lender.

            (b)    The Lender may at any time grant to one or more Lenders or other institutions (each a “Participant”) participating interests in the Credit Facility or in the Note. In the event of any such grant by the Lender of a participating interest to a Participant, whether or not upon notice to the Borrower, the Lender shall remain responsible for the performance of its obligations hereunder, and the Lender shall continue to deal solely and directly with the Borrower in connection with the Lender’s rights and obligations under this Agreement.

            (c)    The Lender may at any time assign all or any portion of its rights under this Agreement and the Note to a Federal Reserve lender.

Loan and Security Agreement
Castellum, Inc. et al.

            (d)    The Lender may furnish any information concerning the Borrower in its possession from time to time to assignees and Participants (including prospective assignees and Participants) and may furnish such information in response to credit inquiries consistent with general banking practice.

Section 10.7    WAIVER. TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWER HEREBY VOLUNTARILY AND KNOWINGLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN. THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER (INCLUDING ITS COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL. THE BORROWER ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS LOAN TRANSACTION BY, INTER ALIA, THE PROVISIONS OF THIS JURY WAIVER.

    Section 10.8    Submission to Jurisdiction. Any legal action or proceeding with respect to this Agreement, the Note or any document related hereto or thereto may be brought in any state or federal court in the State of North Carolina, the State of Nevada, the State of New Jersey, the State of Delaware, the State of Maryland, and/or the Commonwealth of Virginia and by execution and delivery of this Agreement the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby irrevocably and unconditionally waives any objection, including without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it now or hereafter may have to the bringing of any action or proceeding in such jurisdiction. The Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such legal action or proceeding in any state court or any United States federal court may be made by certified or registered mail, return receipt requested, directed to the Borrower at its address for notice as provided in this Agreement, and service so made shall be complete five days after the same shall have been so mailed. Nothing herein shall affect the right of the Lender to bring proceedings against the Borrower in any other court or jurisdiction, nor the right of the Lender to serve process in any manner permitted by law.

    Section 10.9    Governing Law. This Agreement, the Note and all other Loan Documents shall be deemed to be contracts made under seal and shall be governed by and construed in accordance with the laws of the State of North Carolina, except as otherwise provided herein.

    Section 10.10    Third Parties-Benefit. All conditions of the obligations of the Lender to make advances hereunder are imposed solely and exclusively for the benefit of the Lender and its assigns and no other persons shall have standing to require satisfaction of such conditions in accordance with their terms or be entitle to assume that the Lender will refuse to make advances in the absence of strict compliance with any or all thereof and no other person shall, under any circumstances, be deemed to be beneficiary of such conditions, any or all of which may be freely waived in whole or in part by the Lender at any time in the sole and absolute exercise of its discretion. The terms and provisions of this Agreement and the other Loan Documents are for the benefit of the parties hereto and, except as herein specifically provided, no other person shall have any right or cause of action on account thereof.

    Section 10.11    Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when the Lender shall have received counterparts hereof signed by both parties.

Section 10.12    Entire Agreement. This Agreement, the Note and all other Loan Documents set forth the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede all previous understandings, written or oral, in respect thereof.

Section 10.13    UCC. Terms contained in this Agreement shall have, when the context so indicates, the meanings provided for by the UCC, to the extent the same are used or defined therein.

Loan and Security Agreement
Castellum, Inc. et al.

Section 10.14    Indemnification. Borrower hereby agrees to indemnify and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys’ fees and legal expenses) as the result of Borrower’s failure to observe, perform or discharge Borrower’s duties hereunder, or resulting from or arising out of any breach of or inaccuracy in any representation and/or warranty made by Borrower in any Loan Document. In addition, Borrower shall defend and save Lender harmless from and against any and all claims made by any Person with respect to the Collateral.

Section 10.15    Cross Default. Borrower hereby agrees that a Default or an Event of Default under this Agreement is a default or an event of default under all the other Loan Documents, and/or under all other agreements between Borrower, or any Affiliate of Borrower, and Lender, and a default under any of such other Loan Documents or agreements is a Default or an Event of Default under this Agreement.

Section 10.16    Joint and Several Liability. If Borrower consists of more than one person or entity, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

Remainder of page intentionally left blank
[Signatures on the Following Page]
Loan and Security Agreement
Castellum, Inc. et al.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written, intending this to be a document under seal.

                        BORROWER:

                        CASTELLUM, INC.,
                        a Nevada corporation

                        By: /s/ Mark Fuller (SEAL)
                         Mark Fuller
Chief Executive Officer

                        SPECIALTY SYSTEMS, INC.,
a New Jersey corporation

                        By: /s/ Mark Fuller (SEAL)
                         Mark Fuller
                         Chairman of the Board

CORVUS CONSULTING, LLC
dba CORVUS DEFENSE CONSULTING LLC,
a Delaware limited liability company

                        By: /s/ Mark Fuller (SEAL)
                         Mark Fuller
                         Chairman of the Board

MAINNERVE FEDERAL SERVICES, INC.,
a Delaware corporation

                        By: /s/ Mark Fuller (SEAL)
                         Mark Fuller
             Chairman of the Board

GLOBAL TECHNOLOGY AND
MANAGEMENT RESOURCES, INC.,
a Maryland corporation

                        By: /s/ Mark Fuller (SEAL)
                         Mark Fuller
             Chairman of the Board

[Signatures Continue on Following Page]

                        LENDER:

                        LIVE OAK BANKING COMPANY

Loan and Security Agreement
Castellum, Inc. et al.
Signature Page (Page 38)

                        By:_/s/ Josef Rogers (SEAL)
                        Name: Josef Rogers
Title: Senior Loan Closing Specialist
Loan and Security Agreement
Castellum, Inc. et al.
Signature Page (Page 38)

EXHIBIT A
TO
LOAN AND SECURITY AGREEMENT

“Revolving Line Of Credit
Promissory Note”

[To Be Attached]
Exhibit A to
Loan and Security Agreement
Castellum, Inc. et al.

EXHIBIT B
TO
LOAN AND SECURITY AGREEMENT

COMPLIANCE CERTIFICATE

TO:    LIVE OAK BANKING COMPANY                Date:
FROM:    CASTELLUM, INC., SPECIALTY SYSTEMS, INC., CORVUS CONSULTING, LLC d/b/a CORVUS DEFENSE CONSULTING LLC, MAINNERVE FEDERAL SERVICES, INC., AND GLOBAL TECHNOLOGY AND MANAGEMENT RESOURCES, INC.

The undersigned, _________________, certifies that under the terms and conditions of the Loan Agreement between Borrower and Live Oak Banking Company (“Bank”) (the “Agreement”):

(1) Except as noted below, Borrower is in complete compliance for the period ending _______________ with all required covenants in the Agreement, including, without limitation, the covenants identified on this page below and on Schedule I attached hereto and incorporated herein by this reference; (2) there are no Events of Default; (3) all representations and warranties of Borrower in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) except as otherwise communicated in writing to Lender before the Effective Date, Borrower, and each of its Subsidiaries, if any, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with the Agreement except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Exhibit B to
Loan and Security Agreement
Castellum, Inc. et al.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Borrower Prepared Financial Statements	Monthly within 45 days	Yes No
CPA Audited Financial Statements	FYE within 120 days	Yes No
Bank Statements	Quarterly within 30 days	Yes No
Business Debt Schedule / Deferred Income Report	FYE within 30 days	Yes No
Compliance Certificate	Quarterly within 30 days	Yes No
Borrower Projections	FYE within 30 days	Yes No
Borrowing Base Report	Monthly within 15 days	Yes No
A/R & A/P Agings Report	Monthly within 15 days	Yes No
Borrower Tax Returns	Within 30 days of Filing	Yes No
Contract Backlog	Quarterly within 30 days	Yes No

Other Matters

Have there been any amendments of or other changes to the capitalization table of the Borrower and to the Operating Documents of the Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “NONE.”)

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                            BANK USE ONLY
CASTELLUM, INC.,                        Received by: _____________________
a Nevada corporation                             authorized signer

                                Date:     _________________________
By: ___________________________(SEAL)
Mark Fuller                            Verified: ________________________
Chief Executive Officer                         authorized signer

SPECIALTY SYSTEMS, INC.,                    Compliance Status: Yes No
a New Jersey corporation

By: ___________________________(SEAL)
Mark Fuller
Chairman of the Board

CORVUS CONSULTING, LLC dba CORVUS DEFENSE CONSULTING LLC,
a Delaware limited liability company

By: ___________________________(SEAL)
Mark Fuller
Chairman of the Board
Exhibit B to
Loan and Security Agreement
Castellum, Inc. et al.

MAINNERVE FEDERAL SERVICES, INC.,
a Delaware corporation

By: ___________________________(SEAL)
Mark Fuller
Chairman of the Board

GLOBAL TECHNOLOGY AND MANAGEMENT RESOURCES, INC.,
a Maryland corporation

By: ___________________________(SEAL)
Mark Fuller
Chairman of the Board

Exhibit B to
Loan and Security Agreement
Castellum, Inc. et al.

SCHEDULE I TO COMPLIANCE CERTIFICATE

Financial Covenants of Borrower

In the event of a conflict between this Schedule I and the Loan Agreement, terms of the Loan Agreement shall govern.

Dated: ________    For the Period: _________ to ________

Covenant	Required	Actual	In Compliance
DSCR	Minimum of 1.35 to 1.00	_____ to _____	Yes No
Senior Debt to EBITDA	Maximum of 2.75 to 1.00	_____ to _____	Yes No
Current Ratio	Minimum of 1.00 to 1.00	_____ to _____	Yes No

                            BANK USE ONLY
CASTELLUM, INC.,                        Received by: _____________________
a Nevada corporation                             authorized signer

                                Date:     _________________________
By: ___________________________(SEAL)
Mark Fuller                            Verified: ________________________
Chief Executive Officer                         authorized signer

SPECIALTY SYSTEMS, INC.,                    Compliance Status: Yes No
a New Jersey corporation

By: ___________________________(SEAL)
Mark Fuller
Chairman of the Board

CORVUS CONSULTING, LLC dba CORVUS DEFENSE CONSULTING LLC,
a Delaware limited liability company

By: ___________________________(SEAL)
Mark Fuller
Chairman of the Board

MAINNERVE FEDERAL SERVICES, INC.,
a Delaware corporation

By: ___________________________(SEAL)
Mark Fuller
Chairman of the Board

[Signatures Continue on Following Page]

Exhibit B to
Loan and Security Agreement
Castellum, Inc. et al.

GLOBAL TECHNOLOGY AND MANAGEMENT RESOURCES, INC.,
a Maryland corporation

By: ___________________________(SEAL)
Mark Fuller
Chairman of the Board

Exhibit B to
Loan and Security Agreement
Castellum, Inc. et al.

SCHEDULE A
TO
LOAN AND SECURITY AGREEMENT

[See Attached]

Schedule A to
Loan and Security Agreement
Castellum, Inc. et al.